UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

OBALON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001- 37897	26-1828101
(Commission	(IRS Employer
File Number)	Identification No.)

5421 Avenida Encinas, Suite F Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(760) 607-5164

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OBLN	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⌧

Item 2.02.  Results of Operations and Financial Condition.

On May 12, 2021 Obalon Therapeutics, Inc. (the “Company”) reported its financial results for the three months ended March 31, 2021. A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this report.

The information furnished with Item 2.02 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBALON THERAPEUTICS, INC.

Date: May 12, 2021	By:	/s/ Andrew Rasdal
Andrew Rasdal
President and Chief Executive Officer